                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 1996

                             BOYD GAMING CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its Charter)

                                     NEVADA
                            ------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


              1-12168                                 88-0242733
             ----------                             --------------
      (Commission File Number)                      (I.R.S. Employer
                                                    Identification No.)




                           2950 SOUTH INDUSTRIAL ROAD
                                LAS VEGAS, NEVADA
                                      89109
                           ---------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (702) 792-7200
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.         Financial Statements and Exhibits

                This item is amended to include the following:

        (a) Par-A-Dice Gaming Corporation Unaudited Consolidated Condensed Financial Statements.

                Consolidated Condensed Balance Sheets, as of September 30, 1996 and December 31, 1995

                Consolidated Condensed Statements of Income for the nine months ended September 30, 1996 and 1995

                Consolidated Condensed Statements of Cash Flows for the nine months ended September 30, 1996 and 1995

                Consolidated Condensed Statements of Stockholders' Equity for the nine months ended September 30, 1996

                Notes to Consolidated Condensed Financial Statements

        (b)     Pro Forma Financial Information

                Pro Forma Consolidated Condensed Balance Sheet as of September 30, 1996

                Pro Forma Consolidated Condensed Statement of Operations for the three months ended September 30, 1996

                Notes to Pro Forma Consolidated Condensed Financial Statements

PAR-A-DICE GAMING CORPORATION

CONSOLIDATED CONDENSED BALANCE SHEETS (Unaudited)


                                                             SEPTEMBER 30, DECEMBER 31,
(IN THOUSANDS, EXCEPT SHARE DATA)                                1996          1995
---------------------------------------------------------------------------------------

ASSETS
Current assets
    Cash and cash equivalents                                   $ 3,513      $ 4,232
    Accounts receivable, net                                        438          541
    Inventories                                                     277          377
    Prepaid expenses                                                770          628
                                                                -------      -------
        Total current assets                                      4,998        5,778

Property, equipment and leasehold interests, net                 56,197       46,866
Due from related parties                                          1,117        1,117
Other assets, net                                                   120          171
                                                                -------      -------

        Total assets                                            $62,432      $53,932
                                                                =======      =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Trade accounts payable                                     $ 1,371      $ 1,794
     Accrued expenses                                             3,826        4,019
     Notes payable and current portion of long-term debt          2,400        3,100
                                                                -------      -------
        Total current liabilities                                 7,597        8,913

Long-term debt, net of current maturities                        13,500       11,800

Minority Interest                                                 1,000        1,000

Commitments

Stockholders' equity
    Common stock, no par value; 13,000,000 shares
         authorized;
         9,308,535 and 9,568,535 shares outstanding               8,787        9,048
    Retained earnings                                            31,548       23,171
                                                                -------      -------
        Total stockholders' equity                               40,335       32,219
                                                                -------      -------
        Total liabilities and stockholders' equity              $62,432      $53,932
                                                                =======      =======



              The accompanying notes are an integral part of these
                  consolidated condensed financial statements.

PAR-A-DICE GAMING CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

                                                          NINE MONTHS ENDED
                                                            SEPTEMBER 30,
                                                     ---------------------------
(IN THOUSANDS) (UNAUDITED)                               1996            1995
--------------------------------------------------------------------------------
Revenues
    Casino                                              $ 72,744       $ 71,583
    Admissions and parking                                   869          1,805
    Food and beverage                                      4,097          3,430
    Other                                                    391            462
                                                        --------       --------
Total operating revenues                                  78,101         77,280
                                                        --------       --------

Costs and expenses
    Casino                                                20,563         22,699
    Food and beverage                                      5,421          4,928
    Selling, general and administrative                   30,708         26,465
                                                        --------       --------
        Total                                             56,692         54,092
                                                        --------       --------

Operating income                                          21,409         23,188
                                                        --------       --------

Other income (expense)
    Loss on disposition of property                            0             24
    Interest and other income                               (415)          (332)
    Interest expense                                         957          1,161
                                                        --------       --------
        Total                                                542            853
                                                        --------       --------

Income before provision for income taxes                  20,867         22,335

Provision for income taxes                                   271            326
                                                        --------       --------

Net income                                              $ 20,596       $ 22,009
                                                        ========       ========

















        The accompanying notes are an integral part of these consolidated condensed financial statements.

PAR-A-DICE GAMING CORPORATION


CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

                                                                           NINE MONTHS ENDED
                                                                             SEPTEMBER 30,
                                                                     -------------------------------
(IN THOUSANDS)                                                          1996                  1995
----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                           $ 20,596              $ 22,009
Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                       3,425                 3,270
    Other                                                                --                      38
    Changes in assets and liabilities:
        Trade receivables, net                                            102                     5
        Inventories                                                       101                    11
        Prepaid expenses and other                                       (283)                 (496)
        Other assets                                                     --                      (2)
        Accounts payable                                                 (437)                 (695)
        Due to affiliate                                                 --                  (2,852)
        Accrued expenses                                                 (178)                   12
                                                                     --------              --------
Net cash provided by operating activities                              23,326                21,300
                                                                     --------              --------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from sale of property                                      --                      77
     Acquisition of property, equipment and other assets              (12,565)               (3,867)
     Investment in affiliates                                            --                    (504)
                                                                     --------              --------
Net cash used by investing activities                                 (12,565)               (4,294)
                                                                     --------              --------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from notes payable and long-term debt                     5,800                  --
     Payments on notes payable and long-term debt                      (4,800)               (1,800)
     Distributions to stockholders                                    (11,000)              (20,208)
     Stockholder redemption                                            (1,480)                 --
                                                                     --------              --------
Net cash used in financing activities                                 (11,480)              (22,008)
                                                                     --------              --------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                (719)               (5,002)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                          4,232                 7,726
                                                                     --------              --------

CASH AND CASH EQUIVALENTS, END OF PERIOD                             $  3,513              $  2,724
                                                                     ========              ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest, net of amounts capitalized                   $    945              $  1,141
                                                                     ========              ========
State income taxes paid                                              $    341              $    391
                                                                     ========              ========















              The accompanying notes are an integral part of these
                  consolidated condensed financial statements.

PAR-A-DICE GAMING CORPORATION


CONSOLIDATED CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
(UNAUDITED)

(IN THOUSANDS, EXCEPT SHARE DATA)
--------------------------------------------------------------------------------




                                                          COMMON STOCK                                 TOTAL
                                                ------------------------------      RETAINED       STOCKHOLDERS'
                                                   SHARES            AMOUNT         EARNINGS           EQUITY
                                                ----------------------------------------------------------------

BALANCES, JANUARY 1, 1996                         9,568,535       $    9,048        $   23,171       $   32,219

     NET INCOME FOR THE NINE MONTHS
          ENDED SEPTEMBER 30, 1996                                                      20,596           20,596

     DISTRIBUTION TO STOCKHOLDERS                                                      (11,000)         (11,000)

     STOCKHOLDER REDEMPTION                        (260,000)            (260)           (1,220)          (1,480)
                                                 ----------       ----------        ----------       ----------
BALANCES, SEPTEMBER 30, 1996                      9,308,535       $    8,788        $   31,547       $   40,335
                                                 ==========       ==========        ==========       ==========





























              The accompanying notes are an integral part of these
                  consolidated condensed financial statements.

                          PAR-A-DICE GAMING CORPORATION

         NOTES TO UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS



In the opinion of Par-A-Dice Gaming Corporation ("Par-A-Dice"), the accompanying unaudited consolidated condensed financial statements contain all adjustments necessary, consisting of only normal recurring adjustments, to present fairly the results of its operations and its cash flows for the nine month periods ended September 30, 1996 and 1995. This report should be read in conjunction with the Par-A-Dice's audited consolidated financial statements. The operating results and cash flows for the nine months ended September 30, 1996 are not necessary indicative of the results that will be achieved for the full year or for future periods.

                             BOYD GAMING CORPORATION

              PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

           The accompanying pro forma consolidated condensed financial statements present pro forma information for Boyd Gaming Corporation (the "Company") and Par-A-Dice giving effect to the acquisition of Par-A-Dice (the "Par-A-Dice Acquisition") using the purchase method of accounting. The pro forma consolidated condensed financial statements of the Company are based on the historical consolidated financial statements of the Company and Par- A-Dice Gaming as of and for the three months ended September 30, 1996.

           The accompanying pro forma consolidated condensed income statements for the three months ended September 30, 1996 have been presented as if the Par-A-Dice Acquisition occurred on July 1, 1996. The accompanying pro forma consolidated condensed balance sheet as of September 30, 1996 has been presented as if the Par-A-Dice Acquisition occurred on July 1, 1996.

           The pro forma adjustments are based on currently available information and upon certain assumptions that management of the Company believes are reasonable under the circumstances.

           The accompanying pro forma consolidated condensed financial statements are provided for informational purposes only and are not necessarily indicative of the results that will be achieved for future periods. The accompanying pro forma consolidated condensed financial statements do not purport to represent what the Company's results of operations or financial position would actually have been if the Par-A-Dice Acquisition in fact had occurred at July 1, 1996 or September 30, 1996. The accompanying pro forma consolidated condensed financial statements and the related notes thereto should be read in conjunction with the Company's audited financial statements included in its Annual Report on Form 10-K for the fiscal year ended June 30, 1996 and the consolidated financial statements of Par-A-Dice previously incorporated by reference included in the original 8K filing.

BOYD GAMING CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS
SEPTEMBER 30, 1996

                                                                                                    ADJUSTMENTS         COMPANY
                                                                   COMPANY       PAR-A-DICE             AND            PRO FORMA
(IN THOUSANDS, EXCEPT SHARE DATA)                                HISTORICAL      HISTORICAL         ELIMINATIONS       AS ADJUSTED
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets
    Cash and cash equivalents                                    $    45,519     $     3,513     $   177,402 (a)
                                                                                                      (3,000)(b)
                                                                                                     (15,900)(c)
                                                                                                    (158,502)(d)     $    49,032
    Accounts receivable, net                                          16,302             438                              16,740
    Inventories                                                        6,746             277                               7,023
    Prepaid expenses                                                  17,819            --                                17,819
    Deferred income taxes                                              1,909             770                               2,679
                                                                 -----------     -----------     -----------         -----------
        Total current assets                                          88,295           4,998                              93,293

Property, equipment and leasehold interests, net                     813,335          56,197           3,298 (d)         872,830
Other assets and deferred charges                                     57,158           1,237           3,000 (b)
                                                                                                      (1,117)(d)          60,278
Goodwill and intangibles, net                                         10,432            --           115,986 (d)         126,418
                                                                 -----------     -----------     -----------         -----------

        Total assets                                             $   969,220     $    62,432     $   121,167         $ 1,152,819
                                                                 ===========     ===========     ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Current maturities of long-term debt                         $     1,746     $     2,400     $    (2,400)(c)     $     1,746
    Accounts payable                                                  59,648           1,371                              61,019
    Accrued liabilities
         Payroll and related                                          22,353            --                                22,353
         Interest and other                                           23,157           3,826                              26,983
    Income taxes payable                                                --              --                                     0
                                                                 -----------     -----------     -----------         -----------
        Total current liabilities                                    106,904           7,597          (2,400)            112,101

Long-term debt, net of current maturities                            596,143          13,500         177,402 (a)
                                                                                                                         773,545
Deferred income taxes                                                 34,131            --           (13,500)(c)          34,131

Minority interest                                                       --             1,000                               1,000

Commitments

Stockholders' equity
    Preferred stock                                                     --              --              --                  --
    Common stock                                                         572                                                 572
    Additional paid-in capital                                       102,583           8,787          (8,787)(d)         102,583
    Retained earnings                                                128,887          31,548         (31,548)(d)         128,887
                                                                 -----------     -----------     -----------         -----------
        Total stockholders' equity                                   232,042          40,335         (40,335)            232,042
                                                                 -----------     -----------     -----------         -----------
        Total liabilities and stockholders' equity               $   969,220     $    62,432     $   121,167         $ 1,152,819
                                                                 ===========     ===========     ===========         ===========




         The accompanying notes are an integral part of these pro forma consolidated condensed financial statements.

BOYD GAMING CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996

                                                                                             ADJUSTMENTS
                                                         COMPANY           PAR-A-DICE            AND                  COMPANY
(IN THOUSANDS, EXCEPT PER SHARE DATA)                   HISTORICAL         HISTORICAL        ELIMINATIONS            PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
Revenues
    Casino                                           $       130,197     $       24,149    $                       $       154,346
    Food and beverage                                         35,894              2,022                                     37,916
    Rooms                                                     17,201                                                        17,201
    Other                                                     13,256                612                                     13,868
    Management fees and joint venture                         10,312                                                        10,312
                                                     ---------------     --------------     ---------------        ---------------
Gross revenues                                               206,860             26,783                                    233,643
Less promotional allowances                                   20,123                381                                     20,504
                                                     ---------------     --------------     ---------------        ---------------
        Net revenues                                         186,737             26,402                                    213,139
                                                     ---------------     --------------     ---------------        ---------------

Costs and expenses
    Casino                                                    72,070              7,444                                     79,514
    Food and beverage                                         24,878              1,829                                     26,707
    Rooms                                                      6,260                                                         6,260
    Other                                                     11,191              1,843                                     13,034
    Selling, general and administrative                       30,634              6,086                                     36,720
    Maintenance and utilities                                  9,037                787                                      9,824
    Depreciation and amortization                             15,117              1,155                 774 (E)(F)          17,046
    Corporate expense                                          6,429                                                         6,429
                                                     ---------------     --------------     ---------------        ---------------
        Total                                                175,616             19,144                 774                195,534
                                                     ---------------     --------------     ---------------        ---------------

Operating income                                              11,121              7,258                (774)                17,605
                                                     ---------------     --------------     ---------------        ---------------

Other income (expense)
    Interest income                                              177                111                (111)(G)                177
    Interest expense, net of amounts capitalized             (13,258)              (418)             (2,908)(H)(I)         (16,584)
                                                     ---------------     --------------     ---------------        ---------------
        Total                                                (13,081)              (307)             (3,019)               (16,407)
                                                     ---------------     --------------     ---------------        ---------------

Income (loss) before provision (benefit)
    for income taxes                                          (1,960)             6,951              (3,793)                 1,198

Provision (benefit) for income taxes                            (745)                91                 982 (J)                328
                                                     ---------------     --------------     ---------------        ---------------

Income (loss) from continuing operations             $        (1,215)    $        6,860     $        (4,775)       $           870
                                                     ===============     ==============     ===============        ===============

Income (loss) per common share                       $          0.02                                               $          0.02
                                                     ===============                                               ===============



         The accompanying notes are an integral part of these pro forma consolidated condensed financial statements.

                             BOYD GAMING CORPORATION

         NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)

The pro forma adjustments contained in the accompanying pro forma consolidated condensed financial statements reflect:

(a) The proceeds from borrowings under the New Bank Credit Facility to fund the Par-A-Dice Acquisition.

(b)      The payment of fees related to the Par-A-Dice Acquisition.

(c)      The retirement of assumed indebtedness of Par-A-Dice.

(d) The payment of approximately $158,502 to the Par-A-Dice shareholders, the transfer of certain assets of $1,117 not associated with the Par-A-Dice to the Par-A-Dice shareholders (the "Transferred Assets"), the elimination of Par-A-Dice's equity ($8,788 in common stock and $31,548 in retained earnings) and the allocation of the excess purchase price over historical value of acquired assets ($3,297 additional amounts allocated to property, equipment and leasehold interest related to construction in process of the hotel facility, $115,986 allocated to intangibles-license rights) based on the Company's estimates of the fair market values of the assets being acquired.

(e) The elimination of Par-A-Dice's historical depreciation and amortization expense for the three months ended September 30, 1996.

(f)      Depreciation and amortization expense as follows:

                                                                                                 THREE MONTHS
                                                                          AMOUNT     LIFE        DEPRECIATION
                                                                          ------     ----        ------------
Land  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,453      ---                 ---
Buildings, equipment and leasehold interest . . . . . . . . . . .         36,943        8        $      1,154
Construction in process --- Hotel . . . . . . . . . . . . . . . .         21,098      ---                 ---
                                                                      ----------                 ------------
   Total property, equipment and leasehold interest . . . . . . .         59,494                        1,154
Other assets  . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000       15                  50
Intangibles-license rights  . . . . . . . . . . . . . . . . . . .        115,986       40                 725
   Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      $1,929
                                                                                                 ============

(g) The elimination of interest income for the three months ended September 30, 1996 related to the Transferred Assets.

(h) The elimination of Par-A-Dice's historical interest expense for the three months ended September 30, 1996.

(i) Interest expense on $177,402 in debt at an assumed interest rate of 7.5%.

(j) An adjustment to the provision for income taxes of $982 for the three months ended September 30, 1996 in order to result in a 36% combined state and federal corporate tax rate due to the conversion of Par-A-Dice from Subchapter S status to C corporate status under the Internal Revenue Code.

                                   SIGNATURES


                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BOYD GAMING CORPORATION
                                    (Registrant)



Date: February 19, 1997             By /s/ Keith Smith
                                      ------------------------------------
                                           Keith Smith
                                           Senior Vice President and
                                           Controller (Chief Accounting Officer)